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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 9, 1998


                           Lone Star Industries, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                    1-2333                  13-0982660
(State or other jurisdiction      (Commission              (IRS Employer
    of incorporation)             File Number)           Identification No.)


300 First Stamford Place, P.O. Box 120014, Stamford, CT      06912-0014
      (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code (203) 969-8600

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Item 7.   Financial Statements and Exhibits.

          (a)  not applicable

          (b)  not applicable

          (c)  Exhibits

          1.1. Form of U.S. Purchase Agreement by and between Lone Star Industries, Inc., the Selling Shareholders named therein and the U.S. Underwriters named therein.

          1.2. Form of International Purchase Agreement by and between Lone Star Industries, Inc., the Selling Shareholders named therein and the International Managers named therein.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Lone Star Industries, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LONE STAR INDUSTRIES, INC.

                                        By:  /s/ James W. Langham
                                             --------------------------
                                             James W. Langham
                                             Vice President

Date: December 9, 1998